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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 1998

                          SECOND BANCORP, INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Ohio                                 0-15624                 34-1547453
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(State of incorporation)             (Commission             (IRS Employer
                                     File Number)            Identification No.)

108 Main Avenue S.W., Warren, Ohio                                  44482-1311
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: 330-841-0123


ITEM 5. OTHER EVENTS

Extension of Employment Agreement:

By unanimous action November 17, 1998, the Board of Directors of Second Bancorp Incorporated extended the employment agreement of Chairman and President Alan G. Brant for an additional two-year period through March 31, 2001. The terms of Mr. Brant's employment agreement, which also includes duties and responsibilities as President and Chief Executive Officer of subsidiary The Second National Bank of Warren, are otherwise substantially unchanged.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Second Bancorp, Incorporated


Date: December 22, 1998                          /s/ David L. Kellerman
                                                 -----------------------------
                                                 David L. Kellerman, Treasurer




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